CANTERBURY INFORMATION TECHNOLOGY, INC.
               PROXY FOR ANNUAL MEETING FISCAL 1998
                Please sign and return immediately


KNOW ALL MEN BY THESE PRESENTS that I, the undersigned being a stockholder of Canterbury Information Technology, Inc., Medford, New Jersey do hereby constitute and appoint Stanton M. Pikus and Kevin J. McAndrew, or either one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution to attend the Annual Meeting of Stockholders of said Corporation to be held at The Mansion on Main Street, Plaza 3000 at Main Street, Voorhees, New Jersey on October 7, 1999 at 10:00 a.m. or any and all adjournment thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals specified in the notice of meeting dated September 3, 1999 or any and all adjournments thereof, with all the power I possess if I were personally present, hereby ratifying and confirming all that my said proxy or proxies may be in my name, place and stead as follows:

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

     It is specifically directed that this Proxy be voted:
     FOR ALL NOMINEES [ ]  WITHHOLD ALL NOMINEES [ ]

1.   Election of Directors*
     To elect seven (7) Directors, each for a term of one (1) year or until the next Annual Meeting:
     Stanton M. Pikus, Kevin J. McAndrew, Jean Zwerlein Pikus,
Alan B. Manin, Stephen M. Vineberg, Paul L. Shapiro and Frank A.
Cappiello

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

2.   Proposal to ratify Ernst & Young, LLP, as the Company's
Independent Public Auditors.

     FOR [ ]     AGAINST [ ]    ABSTAIN [ ]

*In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


IF NO DESIGNATIONS ARE MADE IN THE SPACES PROVIDED ABOVE, THIS
PROXY WILL BE VOTED "IN FAVOR OF" THE ABOVE PROPOSALS. The shares represented by a properly executed Proxy will be voted as directed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS; IT
MAY BE REVOKED PRIOR TO ITS EXERCISE.



_______________________________________ (L.S.) DATE: _______,
1999
(Print Name)



________________________________________(L.S.) DATE: _______,
1999

(Signature of Stockholder)

NOTE:     ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR
CUSTODIAN, PLEASE GIVE FULL TITLE.  IF MORE THAN ONE TRUSTEE, ALL
SHOULD SIGN


Please date, sign and mail your
proxy card back as soon as possible!

                  Annual Meeting of Stockholders
             CANTERBURY INFORMATION TECHNOLOGY, INC.
                       October 7, 1999